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Exhibit 10.1

FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), dated and effective as of September 30, 2002, is entered into by and between Avatex Corporation (the "Company"), and Grady E. Schleier ("Employee").

        The Company and Employee hereby agree that this Amendment amends the Employment Agreement dated and effective as of November 12, 1996, as amended by the Amendment thereto dated as of February 1, 1998, and the Second Amendment thereto dated as of September 1, 1999, and the Third Amendment thereto dated as of September 25, 2001 by and between the Company and Employee (the "Agreement"), as follows:

        1.    A new Section 18 of the Agreement is hereby added with the following:

  18.
  Chemlink Employment.    The Company hereby acknowledges and permits Employee to seek and obtain employment with Chemlink Laboratories, LLC ("Chemlink"), a company affiliated with the Company.

              (i)  The Company and Employee acknowledge that Employee intends to become the Chief Executive Officer of Chemlink and that conflicts may arise between the Company and Chemlink relating to certain issues with Chemlink.

            (ii)  The Company will not consider Employee's relationship with Chemlink a basis for termination, unless and until Employee becomes a full-time employee of Chemlink.

            (iii)  Employee will continue to devote significant time and energy to all matters of the Company as directed by the senior officers of the Company until such time as Employee is terminated from the Company.

        2.    Except as expressly provided in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment effective on the date and year first above written.

AVATEX CORPORATION		Grady E. Schleier
By:
Melvyn J. Estrin Co-Chief Executive Officer

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  Exhibit 10.1
FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT